PENNYMAC MORTGAGE INVESTMENT TRUST INVESTOR PRESENTATION SEPTEMBER 2021

This investor presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual production results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of the COVID-19 pandemic of our business; future loan originations, servicing and production; future loan delinquencies, forbearances and servicing advances; future investment strategies; elimination of the FHFA’s adverse market refinance fee and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the impact to our CRT agreements of increased borrower requests for forbearance under the CARES Act; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or manmade disasters, or threatened or actual armed conflicts; elimination of the FHFA’s adverse market refinance fee; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; unanticipated increases or volatility in financing and other costs, including changes in interest rates; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. FORWARD-LOOKING STATEMENTS

PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS Leading producer of conventional conforming mortgage loans Consistent gains in market share over PMT’s 12-year history driven by operational excellence and high service levels Significant opportunity in the current environment Investments in credit risk on PMT’s high-quality loan production Approximately $41 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at June 30, 2021 Emerging opportunity in investments from private-label securitizations MSR investments created through the securitization of conventional correspondent loan production Hedged with Agency MBS and interest rate derivatives Strong track record and discipline in hedging interest rate risk Correspondent Production Interest Rate Sensitive Strategies Credit Sensitive Strategies

Economic forecasts for 2021 total originations range from $3.6 to $4.4 trillion driven by the continuation of low mortgage rates Purchase originations are expected to total $1.7 and $1.9 trillion in 2021 and 2022, respectively, higher than 2020 levels Economic forecasts for 2022 total originations average $2.8 trillion, a strong market by historical standards, supported by a strong purchase market FHFA’s elimination of the Adverse Market Refinance Fee has increased the population of loans currently eligible for refinance(4) ($ in trillions) (2) (3) U.S. Mortgage Origination Market(1) Mortgage Rates Remain Historically Low ORIGINATION MARKET REMAINS HISTORICALLY STRONG (1) Actual originations: Inside Mortgage Finance. Forecasted originations: Average of Mortgage Bankers Association (8/18/21), Fannie Mae (8/10/21), and Freddie Mac (7/15/21) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 2.88% as of 9/9/21. (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index. (4) “FHFA Eliminates Adverse Market Refinance Fee” by Federal Housing Finance Agency.

PMT’s Conventional Correspondent Production Top Correspondent Producers(3) PMT IS A LEADING PRODUCER OF CONVENTIONAL CONFORMING MORTGAGES 4th largest producer of conventional conforming mortgages in the U.S.(2) Record production volume for the year ended June 30, 2021 PMT has attained a leadership position as the largest correspondent producer of residential mortgage loans Driven by investments in technology and fulfillment processes made by its manager and services provider, PFSI Note: Figures may not sum due to rounding (1) Year-to-date through August 31, 2021 (2) Source: Inside Mortgage Finance through 2Q21 (3) Source: Inside Mortgage Finance through 2Q21. Includes government correspondent loans acquired and subsequently sold to PFSI. (1) ($ in billions)

UPB of PMT’s MSR MSR Fair Value ($ in millions) ($ in billions) ($ in millions) New MSR Investments PMT’S UNIQUE ABILITY TO ORGANICALLY CREATE MSR INVESTMENTS The UPB and fair value of PMT’s MSR investments has grown significantly despite elevated prepayment speeds Due to PMT’s record volumes of conventional correspondent production Growing MSR portfolio drives increased servicing fees and income excluding market-driven fair value changes in PMT’s Interest Rate Sensitive Strategies

Agency MBS and interest rate hedges to offset the interest rate sensitivity of MSRs Over time, our results have demonstrated successful hedging of mortgage servicing rights in volatile markets Primarily newly originated loans with low interest rates given PMT’s record volumes of loan production in the last year Pool weighted average coupon of 3.3% as of June 30, 2021 Underlying performance over time expected to be supported by PFSI’s industry-leading servicing capabilities Proprietary technology (SSE) a competitive advantage 100% conventional borrowers Low delinquency rates Strong home price appreciation in recent years STRONG CREDIT QUALITY INDUSTRY-LEADING SERVICER LOW-RATE MSR PORTFOLIO DISCIPLINED HEDGING APPROACH PMT’s INTEREST RATE SENSITIVE STRATEGIES CONTINUE TO HAVE A STRONG RETURN PROFILE

TRENDS IN PMT'S INVESTMENTS IN GSE CREDIT RISK TRANSFER (CRT) UPB and fair value of CRT investments declined Q/Q as overall prepayments related to PMT’s L Street Securities Trust 2020-PMT1 surpassed a contractual threshold, accelerating prepayments to PMT’s investment 60+ day delinquency rate declined Q/Q as the overall number of delinquent loans decreased faster than the decline in UPB Cumulative lifetime losses decreased due to losses reversed related to L Street Securities 2017-PM1 – see slide 14 Note: See slides 9 and 10 for financial performance and additional details regarding CRT investments (1) The fair value of CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable. Presented here on a pro forma basis that also includes the face amount of firm commitment to purchase CRT securities for each period shown. (2) WA FICO and LTV metrics at origination for the population of loans remaining as of the date presented. Delinquent loans includes delinquent loans on forbearance plans. CRT Investments(1) ($ in millions)

OUTLOOK FOR RETURNS FROM PMT’s CREDIT SENSITIVE STRATEGIES REMAINS STRONG Strong alignment of interests Conventional borrowers with weighted average FICOs of over 750 Forbearance and delinquency rates continue to decline 60+ day delinquency rate of 4.7% as of June 30, 2021 CRT investments currently held at a discount to par, so PMT avoids losses and expects to recognize fair value gains when underlying loans pay off Average annual home price appreciation of 7% since PMT started investing in front-end CRT in 2015(1) Weighted average LTVs have declined from 83% at origination to 64% as of June 30, 2021 PMT’s credit investments benefit from PFSI’s position as the servicer of the underlying loans Insight into borrowers credit characteristics enhances our ability to successfully execute loss mitigation strategies Prepayment speeds remain elevated Strong credit profiles of underlying borrowers Strong home price appreciation (1) S&P CoreLogic Case-Shiller National Home Price Index (Not Seasonally Adjusted)

RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics, and loss treatment for CRT transactions), and does not contemplate significant changes or shocks to current market conditions. Actual results may differ materially.  (1) Equity allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment. (2) ROE calculated as a percentage of segment equity (3) ROE calculated as a percentage of total equity (4) The FHFA recently announced the elimination of a 50 basis point adverse market refinance fee on Fannie Mae and Freddie Mac mortgage refinance transactions effective August 1, 2021. The elimination of the FHFA adverse market refinance fee will reduce the cost of refinancing residential mortgage loans with conforming loans and is expected to increase future prepayment rates on mortgage loans underlying our MSRs. This estimate is based upon the MSRs we held as of June 30, 2021, which may differ materially from the size and composition of the MSRs that we hold at September 30, 2021, and is not intended as an estimate or projection of the decrease in the fair value of our MSRs as of September 30, 2021. The amount of any such adjustment is difficult to predict and depends upon a variety of factors, including prepayment rates and other future developments, and may differ materially from our current estimates. Represents the average annualized return and quarterly earnings potential PMT expects from its strategies over the next four quarters Excludes the valuation impact to the MSR related to the FHFA’s recent elimination of the Adverse Market Refinance Fee; the estimated fair value decline on PMT’s portfolio at June 30, 2021 would have been approximately $50 million(4) Slightly lower CRT return potential reflects credit spreads that have tightened Return potential from the interest rate sensitive strategies roughly in line with the previous quarter Increased expectations for market volumes have driven an increased equity allocation to correspondent production equity

PMT IS WELL-POSITIONED FOR A CHANGING MORTGAGE MARKET PMT is uniquely positioned to capitalize on current and evolving investment environments given its scale and importance in the home ownership ecosystem Mortgage rates remain near historic lows Conventional mortgage origination market remains especially robust Strong demographic and secular trends expected to drive growth in purchase activity Correspondent Production Market Environment Remains robust Evolving GSE Landscape Changes in GSE footprint expected to create need for private capital and those with expertise in capital markets Correspondent aggregators with flexibility to adapt swiftly to regulatory changes are expected to become increasingly more important Changing policies will favor scaled and well-capitalized market participants

$350 mm FMSR Term Notes due March 2026 $785 mm CRT Term Notes due 2022 $564 mm CRT Term Notes due 2023 $657 mm CRT Term Notes due 2024 Exchangeable Senior Notes provide stable, long-term funding for the business and complement secured funding in supporting the MSR asset CRT term notes do not contain margin call provisions and better match the expected life of the CRT asset compared to short term funding Secured MSR structure combines term notes and bank financing to support stable funding and growth of the servicing portfolio $9.1 billion in total funding capacity 74% 2-year facilities Approximately 39% committed Finances correspondent production $450 mm FMSR Term Notes due April 2023 $345 mm 5.500% due March 2026 $210 mm 5.500% due November 2024 PMT HAS DEVELOPED A STRONG AND SOPHISTICATED CAPITAL STRUCTURE OVER ITS HISTORY PMT Warehouse Facilities at June 30, 2021 PMT Term Financing Structures at June 30, 2021 Financing for loan inventory supported by multiple strong bank partners, structured with flexible excess capacity to support business needs at optimal cost (in millions)

NOTABLE ACTIVITY AFTER QUARTER END Completed the purchase of $15 million in face amount of an additional securitization of non-owner occupied loans $311 million in underlying UPB of non-owner occupied loans acquired through PMT’s correspondent channel Successfully issued $250 million in preferred shares Fixed rate of 6.75% provides favorable pricing terms relative to prior transactions and PMT’s common equity $19.4 billion in UPB of conventional correspondent production volume $28.4 billion in UPB of total correspondent production volume $29.4 billion in UPB of total correspondent lock volume Correspondent Production(1) Capital Raising Activity Investment Activity (1) Through August 31, 2021

APPENDIX

Oversight from independent PFSI directors and PMT trustees Mortgage company with industry-leading operations and technology Tax-efficient vehicle with long track record of success investing in residential mortgage assets Fee for service arrangements for PMT creates cost efficient structure with limited operational risk Management Services: PFSI is the external manager of PMT Fulfillment Services: PFSI performs fulfillment in connection with the acquisition, packaging and sale of loans for PMT’s correspondent production Loan Servicing: PFSI is the subservicer for PMT’s MSR portfolio Offers PFSI access to a low-cost balance sheet designed to make long-term investments in mortgage assets SYNERGISTIC RELATIONSHIP PROVIDES A COMPETITIVE ADVANTAGE FOR BOTH COMPANIES

SERVICING TRENDS – DELINQUENCIES & ADVANCES FOR PMT’S MSR PORTFOLIO In PMT’s conventional MSR portfolio, approximately 58,000 borrowers have been enrolled in a forbearance plan related to COVID-19 Through June 30th, approximately 47,000 borrowers have exited or are in the process of exiting their forbearance plan including those borrowers that have paid-in-full Servicing advances decreased to approximately $88 million at June 30, 2021, from $101 million at March 31 No P&I advances are outstanding as prepayment activity remains sufficient to cover the GSEs’ remittance obligations Of the 0.3% reduction in forbearance related to re-performing loans: 0.2% were Payment Deferral Options 0.1% were or became current Note: Figures may not sum due to rounding (1) Delinquency and forbearance data based on loan count (i.e. not UPB). As of 6/30/21, 30+ day delinquency units amounted 14,743, forbearance units amounted to 10,502, total portfolio units were 760,062, and portfolio UPB was $203 billion. (2) Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance. Beginning period forbearance Ending period forbearance 30+ Day Delinquency Rate and Forbearance Trend(1) Forbearance Outcomes(2)